SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                             ------------------

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                July 19, 2000


                    The Great American Golf Works, Inc.
             (Exact name of registrant as specified in charter)


        Delaware                  33-32966                     22-2999829
(State of Incorporation)   (Commission File Number)          (IRS Employer
                                                          Identification No.)


                     2 Cottage Place, Nutley, NJ 07110
                  (Address of Principal Executive offices)

Registrant's telephone number, including area code:             (973) 667-5901

             330 E. 38th Street, Suite 45-0, New York, NY 10016
       (Former name or former address, if changed since last report)


Item 4.   Changes in Registrant's Certifying Accountant.

(a)  Previous independent accountants

     1. On July 19, 2000, The Great American Golf Works, Inc. ("Great American") dismissed S.W. Hatfield ("Hatfield") as its independent accountants.

     2. Each of the reports of Hatfield on Great American's consolidated financial statements for the two fiscal years ended December 31, 1999 was modified to include an explanatory paragraph related to uncertainty as the Company's ability to continue as a going concern as follows: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company is dependent upon its majority shareholder to maintain the corporate status of the Company and to provide all nominal working capital support on the Company behalf. Because of the Company's lack of operating assets, its continuance is fully dependent upon the majority shareholder's continuing support. This situation raises a substantial doubt about the Company's ability to as a going concern. The majority shareholder intends to continue the funding of nominal necessary expenses to sustain the corporate entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     3. Great American's Board of Directors participated in and approved the change.

     4. In connection with its audits for the two most recent fiscal years, there have been no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years.

     5. Great American has requested that Hatfield furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. This letter is filed as an exhibit to this amendment to Current Report on Form 8-K.

(b)  New independent accountants

     1. Great American engaged PricewaterhouseCoopers LLP ("PWC") as its new independent accountants as of July 19, 2000.

     2. During the two most recent fiscal years, Great American has not consulted PWC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Great American's financial statements, and in no case was a written report provided to Great American nor was oral advice provided that PWC concluded was an important factor considered by Great American in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits

     16.1 Letter from S.W. Hatfield dated October 25, 2000.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GREAT AMERICAN GOLF WORKS, INC.

                                        By: /s/  Hongsheng Wang
                                            -------------------------------
                                            Hongsheng Wang
                                            President


Date: October 27, 2000

                                EXHIBIT 16.1

                              October 25, 2000



U. S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen,

On October 25, 2000, the independent certified accounting firm of S. W. Hatfield, CPA received a revised copy of a Form 8-K/A - Current Report to be filed by The Great American Golf Works, Inc. (SEC File #33-32966, CIK # 859182).

We have reviewed the changes contained in Form 8-K/A; Item 4 - Changes in Registrant's Certifying Public Accountant of the Form 8-K to be filed by The Great American Golf Works, Inc. on or about October 25, 2000 and we have no disagreements with the statements made therein.

Yours truly,
S.W. Hatfield, CPA


/s/  Scott W. Hatfield
----------------------

Scott W. Hatfield, CPA
   for the Firm


SWH/

cc: Mr. Hongsheng Wang - The Great American Golf Works, Inc. - via facsimile Mr. Jiqing Sun
     Mr. Xudong She